Basic and diluted loss per share (Tables)	12 Months Ended
Dec. 31, 2025
Basic and diluted loss per share.
Schedule of basic and diluted loss per share

	Year ended December 31,
in euros except net result (in thousands of euros)	2023	2024	2025
Net loss for the period	(110,426)	(184,212)	(354,138)
Weighted average number of shares outstanding used to calculate basic/diluted loss per share (1)	45,351,799	59,778,701	186,801,792
Basic/diluted loss per share	(2.43)	(3.08)	(1.90)
(1)	In accordance with IAS 33.19, basic/diluted earnings per share exclude treasury shares held by the Group as of December 31, 2025. In accordance with IAS 33.24, issued T1 BSAs, T1bis BSAs and T2 BSAs are included at the denominator as these are exercisable for little or no consideration after vesting.